UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549



FORM 8-K

CURRENT REPORT


Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Report for Event (date of earliest event reported):



PETRO UNION, INC. d/b/a HORIZONTAL VENTURES, INC.
(Exact name of registrant as specified in its charter)


Colorado              0-20760             84-1091986
(State or other     (Commission         (IRS Employer
jurisdiction of      File No.)           Identification No.)
incorporation)

575 Madison Avenue, Suite 1006, New York, New York  10022
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:
(212) 605-0470


123 Main Street, Suite 300, Evansville, Indiana  47708
(Former address)


123 N.W. Fourth Street, Suite 3, Evansville, Indiana  47708
(Former address)
EXPLANATORY NOTE:

The sole purpose of this current report on Form 8-K is to file the listed exhibit.

Item 7.   Financial Statements and Exhibits

          (c)   Exhibits

          10K    Cat Canyon Lease Purchase Agreement


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PETRO UNION, INC. d/b/a HORIZONTAL
                                    VENTURES, INC.



Date: April 24, 1998           By: /s/ Randeep S. Grewal
                                 _______________________________
                                 Randeep S. Grewal
                                 Its: Chief Executive Officer